UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  December 31, 2008
                                                    (November 3, 2008)

                        Devine Entertainment Corporation
             (Exact name of registrant as specified in its charter)

  Ontario, Canada                  000-51168                   Not Applicable
 (State or other                  (Commission                   (IRS Employer
  jurisdiction                    File Number)               Identification No.)
of incorporation)

     Suite 504, 2 Berkeley Street
       Toronto, Ontario, Canada                                   M5A 2W3
(Address of principal executive offices)                       (Postal Code)

                                 (416) 364-2282
               Registrant's telephone number, including area code


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Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related
            Audit Report or Completed Interim Review.

On October 30, 2008, Devine Entertainment Corporation (the "Company") filed a Form 8-K (the "Initial Filing") disclosing that the Company had restated its financial statements for the year ended December 31, 2006. On November 3, 2008, the Company received a comment letter from the United States Securities and Exchange Commission regarding the Initial Filing. In response to such comment letter, the Company hereby amends the Initial Filing by making the following additional disclosure:

1. The Company's board of directors, audit committee and outside independent accountants jointly discussed and concluded that the Company's financial statements for the year ended December 31, 2006 should no longer be relied upon. This conclusion resulted in the restatement of such financial statements. The Company's board of directors, audit committee and outside independent accountants further jointly discussed and concluded that restatements of the Company's financial statements for the years ended December 31, 2005 and December 31, 2004 were not required. The foregoing conclusions were reached during the fourth (4th) quarter of 2007.

2. The restatement of the Company's financial statements for the year ended December 31, 2006 were primarily attributable to the accounting treatment of the
(i) equity portion of certain convertible debt securities of the Company, (ii) restatement of the fair value calculation of the Company's outstanding warrants and options in accordance with United States generally accepted accounting principles and (iii) restatement of the Company's preferred shares issued in 2005 as a liability instead of an equity component. The Company believes that the restatement of its financial statements for the year ended December 31, 2006 was the result of the Company not having in 2006 sufficient in-house expertise to ensure compliance with the measurement, recognition and disclosure requirements under Canadian and United States generally accepted accounting principles for certain transactions. Since 2006, the Company has improved its in-house knowledge of Canadian and United States generally accepted accounting principles and has established a number of control procedures designed to strengthen its capabilities to both identify and address any potential errors before public disclosure of financial information is made.

3. The Company's restated financial statements for the year ended December 31, 2006 were filed with the United States Securities and Exchange Commission on April 18, 2008.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Devine Entertainment Corporation

Date: December 31, 2008

                                              By: /s/ Richard Mozer
                                                  ------------------------------
                                                  Name:  Richard Mozer
                                                  Title: Chief Financial Officer